Madison Short-Term Strategic Income ETF Trading Symbol: MSTI Listed on NYSE Arca, Inc. Summary Prospectus October 31, 2024 https://madisonfunds.com/etfs/madison-short-term-strategic-income

Before you invest, you may want to review the Madison Short-Term Strategic Income ETF (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated October 31, 2024 are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at https://madisonfunds.com/etfs/madison-short-term-strategic-income. You can also get this information at no cost by calling at 1-800-877-6089 or by sending an e-mail request to madisonlitrequests@madisonadv.com.

Investment Objective

The Madison Short-Term Strategic Income ETF (the “Fund”) seeks to generate a high level of current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees: None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.40%
Distribution and Service (12b-1) Fees	None
Other Expenses	None
Total Annual Fund Operating Expenses	0.40%

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$41	$128	$224	$505

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal period September 5, 2023 (commencement of operations) to June 30, 2024, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds. To keep current income relatively stable and to limit share price volatility, the Fund emphasizes investment grade securities and maintains a short (typically 3.5 years or less) average portfolio duration, with the goal of being between 75-125% of the market benchmark duration (for this purpose, the benchmark used is Bloomberg US Government/Credit Float Adjusted 1-5 Year Index, the duration of which as of June 30, 2024 was 2.57 years). The maximum average duration of any individual portfolio security will be 8 years. Duration is an approximation of the expected change in a debt security’s price given a 1% move in interest rates, using the following formula: change in debt security value = (change in interest rates) x (duration) x (-1). By way of example, assume XYZ company issues a five-year bond which has a duration of 4.5 years. If interest rates were to instantly increase by 1%, the bond would be expected to decrease in value by approximately 4.5%.

Madison Asset Management, LLC (“Madison” or the “Advisor”) considers, among other things, credit risk, sector exposure and yield curve positioning in selecting securities for the Fund. Tidal Investments LLC (“Tidal” or the “Subadvisor”) provides advisory services to the Fund by, among other things, trading equity portfolio securities and performing related services (if any), providing tax optimization services and assists in basket creation, reporting and monitoring, portfolio compliance monitoring and reporting. The Fund generally holds 100-500 individual securities in its portfolio at any given time and may invest in the following instruments:

•	Up to 90% of its assets in corporate debt securities: securities issued by domestic corporations;

•	U.S. Government debt securities: securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

•	Up to 25% of its assets in non-investment grade debt securities (securities not rated within the four highest categories (i.e., “junk bonds”) or non-rated debt securities (securities issued or guaranteed by corporations, financial institutions, and others which, although not rated by a national rating service, are considered by Madison to have an investment quality equivalent to those categories in which the Fund is permitted to invest); and

•	Up to 50% in asset-backed, mortgage-backed and commercial mortgage-backed securities as well as collateralized loan obligations: securities issued or guaranteed by special purpose corporations and financial institutions that represent direct or indirect participation in, or are collateralized by, an underlying pool of assets. The types of assets that can be “securitized” include, among others, residential or commercial mortgages, credit card receivables, automobile loans, and other assets.

Madison may alter the composition of the Fund with regard to quality and maturity and may sell securities prior to maturity. Under normal market conditions, however, turnover for the Fund is generally not expected to exceed 100%. Sales of fund securities may result in capital gains. This can occur any time Madison sells a bond at a price that was higher than the purchase price, even if Madison does not engage in active or frequent trading. Madison’s intent when it sells bonds is to “lock in” any gains already achieved by that investment or, alternatively, prevent additional or potential losses that could occur if Madison continued to hold the bond. Turnover may also occur when Madison finds an investment that could generate a higher return than the investment currently held. However, increasing portfolio turnover at a time when Madison’s assessment of market performance is incorrect could lower investment performance. The Fund pays implied brokerage commissions when it purchases or sells bonds, which is the difference between the bid and ask price. As a result, as portfolio turnover increases, the cumulative effect of this may hurt Fund performance. Under normal market conditions, the Fund will not engage in active or frequent trading of its bonds. However, it is possible that Madison will determine that market conditions require a significant change to the composition of the Fund’s portfolio. For example, if interest rates begin to rise, Madison may attempt to sell bonds in anticipation of further rate increases before they lose more value. Also, if the Fund experiences large swings in shareholder purchases and redemptions, Madison may be required to sell bonds more frequently in order to generate the cash needed to pay redeeming shareholders. Under these circumstances, the Fund could make a taxable capital gain distribution.

The Fund may invest up to 10% of its net assets in shares of other registered investment companies that principally invest in fixed income securities. The Fund may also invest, without limit, in securities that have not been registered under the Securities Act of 1933 (the “Securities Act”) and continue to be subject to restrictions on resale, securities held by control persons of the issuer and securities that are subject to contractual restrictions on their resale (collectively, “restricted securities”). Restricted securities include, without limitation, securities eligible for purchase and sale pursuant to Rule 144A under the Securities Act (“Rule 144A”) and other securities issued in private placements. Under normal market conditions, the Fund will limit its investments in Rule 144A securities to securities with $100 million or more in principal amount outstanding as of the time of their original issuance.

The Fund’s investment strategy reflects Madison’s general “Participate and Protect®” investment philosophy. Madison’s expectation is that investors in the Fund will participate near fully in market appreciation during bull markets and experience something less than full participation during bear markets compared with investors in portfolios holding more speculative and volatile securities; therefore, this investment philosophy is intended to represent a conservative investment strategy. There is no assurance that Madison’s expectations regarding this investment strategy will be realized.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved. The order of the below risk factors does not indicate the significance of any particular risk factor.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Interest Rate Risk. Interest rate risk is the risk that the value of the debt securities in an underlying security’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. Typically, a rise in interest rates causes a decline in the market value of income-bearing securities. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

Credit Risk. The Fund is also subject to credit risk, which is the risk that issuer of a security, or the counterparty to a contract, will default or otherwise not honor a financial obligation, including that the issuer of a debt security will be unable to meet its interest or principal payment obligations when due.

Call Risk. If a bond issuer “calls” a bond held by the Fund (i.e., pays it off at a specified price before it matures), the Fund could have to reinvest the proceeds at a lower interest rate. It may also experience a loss if the bond is called at a price lower than what the Fund paid for the bond.

Extension Risk. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the issuer (or other obligated party) more slowly than anticipated, causing the value of these debt securities to fall. Rising interest rates tend to extend the duration of debt securities, making their market value more sensitive to changes in interest rates. The value of longer-term debt securities generally changes more in response to changes in interest rates than shorter-term debt securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

Prepayment Risk. Prepayment risk is the risk that the issuer of a debt security will repay principal prior to the scheduled maturity date. Debt securities allowing prepayment may offer less potential for gains during a period of declining interest rates, as an underlying security may be required to reinvest the proceeds of any prepayment at lower interest rates. These factors may cause the value of an investment in an underlying security to change.

Income Risk. A security’s income may decline when interest rates fall or if there are defaults in its portfolio. This decline can occur because an underlying security may subsequently invest in lower-yielding securities as debt securities in its portfolio mature, are near maturity or are called, or the underlying security otherwise needs to purchase additional debt securities.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline.

Valuation Risk. The price the Fund could receive upon the sale of a security or other asset may differ from the Fund's valuation of the security or other asset, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons. In addition, the value of the securities or other assets in the Fund's portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund's shares.

ETF Risks. The Fund may invest in other investment companies, including other ETFs. The Fund will experience similar risks with respect its holdings in ETFs as investing in a portfolio of equity securities or other investments underlying the ETF, although lack of liquidity in an ETF could result in it being more volatile than the underlying securities. Additionally, the market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values). Index-based ETF investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index. Actively-managed ETFs may not produce the desired result of its investment objective(s), meet relevant benchmarks or perform as well as other funds with similar objectives. As a shareholder in other ETFs, the Fund bears its proportionate share of each ETF’s expenses, subjecting Fund shareholders to duplicative expenses.

Non-Investment Grade Security Risk. To the extent that the Fund invests in non-investment grade securities, the Fund is also subject to above-average credit, market and other risks. Issuers of non-investment grade securities (i.e., “junk” bonds) are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. “Junk” bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news

Restricted Securities Risk. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. The Fund may be unable to sell a restricted security on short notice or may be able to sell them only at a price below current value.

Mortgage-Backed Securities Risk. The Fund may own obligations backed by mortgages issued by a government agency or through a government-sponsored program. If the mortgage holders prepay principal during a period of falling interest rates, the Fund could be exposed to prepayment risk. In that case, the Fund would have to reinvest the proceeds at a lower interest rate. The security itself may not increase in value with the corresponding drop-in rates since the prepayment acts to shorten the maturity of the security.

Risk of Default. Although Madison monitors the condition of bond issuers, it is still possible that unexpected events could cause the issuer to be unable to pay either principal or interest on its bond. This could cause the bond to go into default and lose value. Some federal agency securities are not backed by the full faith and credit of the United States, so in the event of default, the Fund would have to look to the agency issuing the bond for ultimate repayment.

Market Risk. The share price of the Fund reflects the value of the securities it holds. If a security’s price falls, the share price of the Fund will go down (unless another security’s price rises by an offsetting amount). If the Fund’s share price falls below the price you paid for your shares, you could lose money when you redeem your shares.

Performance

Performance information for the Fund is not included because the Fund has not completed a full calendar year of operations as of the date of this Prospectus. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give some indication of the risks of investing in the Fund. Updated performance information will be available on the Fund’s website at www.madisonfunds.com.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Management

Investment Advisor

Madison Asset Management, LLC

Investment Subadvisor

Tidal Investments LLC

Portfolio Managers

The Madison Short-Term Strategic Income ETF is co-managed Mike Sanders, CFA and Allen Olson, CFA. The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund.

Mr. Sanders, Head of Fixed Income and Portfolio Manager, has co-managed the Fund since the Fund's inception in 2023. Mr. Olson, Vice President and Portfolio Manager/Analyst of Madison has co-managed the Fund since the Fund's inception in 2023.

Purchase and Sale of Fund Shares

The Fund issues and redeems shares on a continuous basis, at net asset value, only in large blocks of shares called “Creation Units.” Individual shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, the Fund’s shares may trade at a price greater than (premium) or less than (discount) the Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).Recent information, including the Fund’s net asset value, market price, premiums and discounts, bid-ask spreads and the median bid-ask spread for the Fund’s most recent fiscal year, is available online at www.madisonfunds.com.

Tax Information

Distributions from the Fund may be taxed as ordinary income or long-term capital gains. Dividends and capital gains distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-exempt or tax-deferred (in which case, such distributions may be taxable upon withdrawal).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.